Exhibit 32.1

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of ATRM Holdings, Inc. (the “Company”) on Form 10-Q for the quarterly period ended September 30, 2017, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Daniel M. Koch, as Chief Executive Officer of the Company, and Stephen A. Clark, as Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

1.	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 16, 2019	/s/ Daniel M. Koch
Daniel M. Koch

Date: April 16, 2019	/s/ Stephen A. Clark
Stephen A. Clark